130 Adelaide Street West Suite 500 Toronto, Ontario M5H 4E1 Tel. No. (416) 643-1817 Fax No. (416) 867-6827

August 29, 2005

TO:

Wachovia Bank, National Association, not in its individual

capacity, but solely as Trustee of Bayview Financial Mortgage

Pass-Through Certificates, Series 2005-C

c/o Bayview Financial L.P.

4425 Ponce de Leon Blvd. 4th Floor

Coral Gables, Florida 33146

ATTN:

Luis Marin

TEL:

305-341-5517

FAX:

305-644-8103

Re:

Cap Transaction (Our Ref. No.380724/442885)

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Bank of Montreal and Wachovia Bank, National Association, as Trustee of Bayview Financial Mortgage Pass-Through Certificates, Series 2005-C pursuant to the Pooling and Servicing Agreement (as defined herein) (each, a “party” and together, the “parties”) on the Trade Date specified below (the “Transaction”).

This letter agreement constitutes a “Confirmation” and the definitions and provisions contained in the 2000 ISDA Definitions (the “Definitions”) and the preprinted form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (the “Agreement” also known as the “ISDA Form”) as published by the International Swaps and Derivatives Association, Inc., (“ISDA”) are incorporated into this Confirmation.  Capitalized terms used in this Confirmation have the respective meanings specified in this Confirmation, or elsewhere in the Agreement.  In the event of any inconsistency between the provisions of this Confirmation and the Definitions or the Agreement, this Confirmation will govern for the purposes of this Transaction.

This Confirmation supplements and forms a part of the Agreement.  All provisions contained in or incorporated by reference in the Agreement govern this Confirmation except as expressly modified below.  This Confirmation, together with all other documents referring to the ISDA Form (each a “Confirmation”) confirming transactions (each a “Transaction”) entered into between us (notwithstanding anything to the contrary in a Confirmation), shall supplement and form a part of an Agreement in the form of the ISDA Form as if we had executed an agreement in such form (but without any Schedule to the Agreement) on the Trade Date of the first such Transaction between us. Terms defined hereunder will have the meaning specified as if those terms had been defined in the Schedule to the Agreement.

This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates.

1.  The terms of the particular Transaction to which this Confirmation relates are as follows:

Party A:	Bank of Montreal
Party B:	Wachovia Bank, National Association, as Trustee for Bayview Financial Mortgage Pass-Through Certificates, Series 2005-C
Trade Date:	August 24, 2005
Effective Date:	August 28, 2005
Termination Date:	August 28, 2010 subject to adjustment in accordance with the Following Business Day Convention
Notional Amount:	As per Schedule I attached; Initially USD23,160,068.00
Fixed Amounts:
Fixed Rate Payer:	Party B
Fixed Rate Payer Payment Date:	August 31, 2005
Fixed Amount:	USD178,500.00
Floating Amounts:
Floating Rate Payer:	Party A
Cap Strike Rate:	5.00%
Floating Rate Payer Period End Dates:	Subject to adjustment in accordance with the Following Business Day Convention: The 28th of each month of each year prior to and including the Termination Date, commencing with September 28, 2005
Floating Rate Payer Payment Dates:

Subject to adjustment in accordance with the Preceding Business Day Convention: One New York Business Day preceding the 28th of each month of each year commencing with September 27, 2005 to and including the Termination Date.

Floating Rate for Initial Calculation Period:	To be determined
Floating Rate Option:	USD-LIBOR-BBA
Payment Obligation :

The Floating Rate payment obligation in respect of any Calculation Period shall be calculated based on the excess, if any, between the Floating Rate, applicable to the Calculation Period, over the Cap Strike Rate. In the event that there is no excess, no Floating Amount shall be payable in respect of such Calculation Period.

Designated Maturity:	1 Month
Floating Rate Day Count Fraction:	Actual / 360
Reset Dates:	The first day of each Calculation Period
Business Days:	New York
2. Account Details:
Payments to Party A:	Wachovia Bank, N.A. Swift ID: PNBPUS3NNYC ABA#: 026005092 Account #: 2000192009836 Attn: Derivative Operations
Payments to Party B:	Wachovia Bank, National Association ABA 053000219 A/C 5000000016439 Branch #900 Attn: Thomas Musarra, SFTS Ref: Bayview 2005-C

3. Offices:

The Office of Party A for this Transaction is Toronto

The Office of Party B for this Transaction is Charlotte, North Carolina

4. Calculation Agent:	Party A

5. Recording of Conversations.  Each party (i) consents to the recording of the telephone conversations of trading and marketing personnel of the parties, (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it, and (iii) agrees that recordings may be submitted in evidence in any proceedings relating to this Confirmation, subject to applicable rules of discovery and evidence.

6. Termination Provisions:

(a)

“Specified Entity” will not apply to Party A and will not apply to Party B for any purpose.

(b)

Events of Default. For purposes of Section 5(a) of the Agreement:

(i)

Section 5(a)(ii), Breach of Agreement shall not apply to Party A and shall not apply to Party B;

(ii)

Section 5(a)(iii), Credit Support Default shall not apply to Party A and shall not apply to Party B;

(iii)

Section 5(a)(iv), Misrepresentation shall not apply to Party A and shall not apply to Party B;

(iv)

Section 5(a)(v), Default Under Specified Transaction shall not apply to Party A and shall not apply to Party B;

(v)

Section 5(a)(vi), Cross Default: shall not apply to Party A and shall not apply to Party B; and

(vi)

Section 5(a)(vii)(2), Bankruptcy: shall not apply to Party A and shall not apply to Party B.

The definition of “Event of Default” in Section 14 of the Agreement is deemed to be modified accordingly.

(c)

Termination Events. For purposes of Section 5(b) of the Agreement:

(i)

Section 5(b)(iv), Credit Event Upon Merger shall not apply to Party A and shall not apply to Party B; and

(ii)

Section 5(b)(v), Additional Termination Event shall apply to Party A, as set forth in Section 6(g) of this Confirmation and shall not apply to Party B.

The definition of “Termination Event” in Section 14 of the Agreement is deemed to be modified accordingly

(d)

“Automatic Early Termination”. Will not apply to Party A and will not apply to Party B.

(e)

Payments on Early Termination. For the purposes of Section 6(e) of the Agreement:

(i)

Market Quotation will apply.

(ii)

The Second Method will apply.

(iii)

Set-off will not apply.

(f)

“Termination Currency” means United States Dollars.

(g)

Additional Termination Event.  Party A’s failure to comply with the following paragraph will constitute an Additional Termination Event, for purposes of which Party A will be the sole Affected Party:

If Party A’s unsecured, unsubordinated long term debt obligations or unsecured, unsubordinated short term debt obligation ratings drop below the “Minimum Credit Rating” (as defined below), then Party A shall be replaced promptly.  Party A shall continue to perform its obligation until a suitable substitute is in place.  The cost to find a substitute shall be borne by Party A.  If within 30 days, Party A still has not found a substitute, and until a replacement is in place, Party A shall post collateral in an amount equal to the following: the greater of (a) $0.00 and (b) the sum of (i) the mark-to-market of the Transaction and (ii) the “volatility buffer” multiplied by the Notional Amount of the Transaction.  The “volatility buffer” shall be 4.00 percent, if Party A’s S&P rating is reduced to ‘A-2’; 5.00 percent, if Party A’s rating is reduced to ‘A-3’, and 5.75 percent if Party A’s rating is reduced to ‘BB+’ or lower, or in any case, any applicable lower percentage published by S&P at the time of such reduction in rating.  Party A shall complete the replacement process within 30 days after the downgrade occurs.  However, if Party A cannot find a replacement in that time frame and while it continues to look for a replacement, the value of the Transaction shall be calculated weekly.  If necessary, additional collateral shall be posted at that time in accordance with the requirements set out above.  The weekly mark-to-market valuations can be based on internal marks, although the mark must be verified by an external mark monthly.  The external mark must be obtained from an independent third party, and cannot be verified by the same entity more than four times in any 12 month period.  In addition, the external mark-to-market valuations should reflect the higher of two bids from counterparties that would be eligible to provide the Transaction in the absence of the current provider.  The collateral requirement should be based on the greater of the internal and external marks, and any deficiencies in collateral value must be cured within three days.

“Minimum Credit Rating” means rating by Fitch, Inc. (“Fitch”) of Party A’s senior unsecured short-term debt obligations of at least “F1” (if rated by Fitch, or, if not rated by Fitch an equivalent rating by another rating agency) and Party A’s unsecured long-term debt obligations of at least “A+” (if rated by Fitch or, if not rated by Fitch, an equivalent rating by another rating agency), ratings by Moody’s Investors Service, Inc. of Party A’s senior unsecured short-term debt obligations of at least ‘P-1’ and Party A’s senior unsecured long-term debt obligations of at least “A1” and ratings by Standard & Poor’s Ratings Services of Party A’s senior unsecured short-term debt obligations of at least “A-1” and Party A’s senior unsecured long-term debt obligations of at least “A+”.

All collateral will be pledged to Party B or Party B’s custodian.  The collateral will be segregated and pledged under normal International Swaps and Derivatives Association (ISDA) requirements and in the possession of Party B or Party B’s custodian.  In connection with any pledge of collateral, the Issuer shall obtain from each Rating Agency a letter to the effect that Party A’s failure to satisfy the Minimum Credit Rating, taking account Party A’s pledge of collateral pursuant to this section, will not result in the qualification, withdrawal or downgrade of the then-current ratings of the Certificates.

7. Tax Representations:

(a)

Payer Representation.  For the purpose of Section 3(e) of the Agreement, Party A and Party B will each make the following representation:-

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the Agreement) to be made by it to the other party under this Confirmation.  In making this representation, it may rely on:

(i)

the accuracy of any representations made by the other party pursuant to Section 3(f) of the Agreement;

(ii)

the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the Agreement; and

(iii)

the satisfaction of the agreement of the other party contained in Section 4(d) of the Agreement;

provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)

Payee Tax Representations.  For the purpose of Section 3(f) of this Agreement, Party A and Party B make the representations specified below, if any:

(i)

The following representation will apply to Party A when Party A is acting through its Toronto office and will apply to Party B:

It is fully eligible for the benefits of the “Business Profits” or “Industrial and Commercial Profits” provision, as the case may be, the “Interest” provision or the “Other Income” provision (if any) of the Specified Treaty with respect to any payment described in such provisions and received or to be received by it in connection with this Agreement and no such payment is attributable to a trade or business carried on by it through a permanent establishment in the Specified Jurisdiction.

“Specified Treaty” means with respect to Party A or Party B as Payee, the income tax convention between Canada and the United States of America.

“Specified Jurisdiction” means, with respect to Party B as Payee Canada.

“Specified Jurisdiction” means, with respect to Party A as Payee the United States of America.

(ii)

The following representation will not apply to Party B and will apply to Party A when Party A is acting through its Chicago office:

Each payment received or to be received by it in connection with this Agreement will be effectively connected with its conduct of a trade or business in the United States of America.

(iii)

The following representation will apply to Party B and will not apply to Party A:

It has been duly incorporated, created or organized under the laws of the United States of America or of any State of the United States of America, and it is validly existing under those laws.

8. Documents To Be Delivered:

•

Any documents required by the receiving party to evidence the authority of the delivering party or its credit support provider, if any, for it to execute and deliver this Confirmation, and any Credit Support Document on its behalf.

Party required to deliver:

Party A and Party B

Date by which to be delivered:

Upon execution of this Confirmation

Covered by Section 3(d) Representation:

Yes

•

Any form or document required or reasonably requested to allow the other party to make payments under this Confirmation without any deduction or withholding for or on the account of any Tax, or with such deduction or withholding at a reduced rate.

Party A – Form W-8-ECI

Party A – Form W-8-BEN

Party B – Form W-9

Date by which to be delivered:

Promptly upon reasonable demand by the other party

Covered by Section 3(d) Representation:

Yes

•

An opinion of counsel reasonably satisfactory in form and substance to Party B.

Party required to deliver:

Party A

Date by which to be delivered:

Upon execution of this Confirmation

9. Addresses for Notices: For the purpose of Section 12(a) of the Agreement:

(a)

Address for notices or communications to Party A for all purposes:

Address:     Bank of Montreal

130 Adelaide Street West, Suite 500

Toronto, Ontario   M5H 4E1

Canada

Attention:

Manager, Confirmations

Facsimile:

(416) 867-4778/6827

Telephone:

(416) 867-7173

Any notice sent to Party A (including without limitation, any notice in connection with Section 5, 6 or 9(b)) shall be copied to the following address:

Address:     Bank of Montreal

24th Floor, First Canadian Place

100 King Street West

Toronto, Ontario   M5X 1A1

Attention:

Senior Manager, IBG Documentation

Telephone:

(416) 867-4178

(b)

Address for notices or communications to Party B for all purposes:

Address:     Wachovia Bank, National Association, as Trustee

401 S. Tryon Street

Charlotte, North Carolina 28288

Ref: Bayview 2005-C

with a copy to:

Bayview Financial L.P.

4425 Ponce de Leon Blvd. 4th Floor

Coral Gables, Florida 33146

Attn: Luis Marin
Tel:   305-341-5517

Fax:

305-644-8103

For purpose of Section 10(c) of the Agreement:

Party A is not a Multibranch Party.

Party B is not a Multibranch Party.

10. Process Agent:

 For the purpose of Section 13(c) of the Agreement, Process Agent is not applicable.

11. Credit Support Document:

None

12. Credit Support Provider:

None

13. Relationship Between the Parties:

Representations:  Section 3 of the Agreement shall be amended to include the following additional representations:

(i)

Non-Reliance.  It is acting for its own account, and it has made independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary.  It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. It has not received from the other party any assurance or guarantee as to the expected results of that Transaction.

(ii)

Assessment and Understanding.  It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the risks of this Transaction.

(iii)

Status of Parties.  The other party is not acting as a fiduciary or an adviser for it in respect of that Transaction.

(iv)

Eligible Contract Participant, etc.  It is an “eligible contract participant” as defined in Section 1a(12) of the U.S. Commodity Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000 and the Transaction evidenced hereby has been the subject of individual negotiations and is intended to be exempt from, or otherwise not subject to regulation thereunder.

14. Transfer:

Notwithstanding Section 7 of the Agreement, Party A will not unreasonably withhold or delay its consent to an assignment of the rights and obligations under this Confirmation by Party B.

15. Governing Law:

This Transaction is governed by the laws of the State of New York.

16. Waiver of Right to Trial by Jury:

Party A and Party B hereby irrevocably waive any and all right to trial by jury with respect to any legal proceeding arising out of or relating to this Transaction.

17. Additional Provisions:

Limitation on Events of Default.  Notwithstanding the terms of Sections 5 and 6 of the Agreement, if at any time and so long as Party B has satisfied in full all its payment obligations and shall have no future payment obligations, under this Confirmation, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of any such payment, (i) the occurrence of an event described in Section 5(a) of the Agreement with respect to Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as Defaulting Party and (ii) Party A shall be entitled to designate an Early Termination Date pursuant to Section 6 of the Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the Agreement with respect to Party A as the Affected Party.

Amendment, Transfer and Waiver.  This Confirmation may not be amended or transferred by Party A unless Party B shall have received and provided to Party A prior written confirmation from each Rating Agency (as defined in the Pooling and Servicing Agreement) that such amendment or transfer will not cause such Rating Agency to downgrade, suspend or withdraw its then-current rating on the Certificates.

Capitalized Terms. Reference is hereby made to the Pooling and Servicing Agreement, dated as of August 1, 2005 (the “Pooling and Servicing Agreement”), by and among Wells Fargo Bank, N.A., as Master Servicer, the Depositor and the Trustee.  Capitalized terms used but not defined in this Confirmation or the Agreement shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement.

Non-petition.  Party A agrees not to institute (or cause to be instituted) against, or join any other Person in instituting against, Party B any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings and other analogous proceedings under any bankruptcy or similar law until at least one year and one day after the payment in full of all Certificates, provided, that this paragraph shall not restrict or prohibit Party A, after the filing of any proceeding filed independently of Party A, from joining any other person, including without limitation the Trustee, in any bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or other analogous proceedings relating to Party B under any bankruptcy or similar law.

Limitation of Liability.  It is expressly understood and agreed by the parties hereto that (a) this Confirmation is executed and delivered by Wachovia Bank, National Association, not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Pooling and Servicing Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall Wachovia Bank, National Association be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Confirmation.

Please confirm that the foregoing correctly sets forth the terms of our agreement with respect to the Transaction by signing in the space provided below and sending a copy of the executed Confirmation by telecopier ((416) 867-6827) to Bank of Montreal.

Sincerely,

Bank of Montreal

By: /s/ Rianna Yam

Name:  Rianna Yam

Title:

Manager, Confirmations

Confirmed as of the date first above written:

Wachovia Bank, National Association, as Trustee of

   Bayview Financial Mortgage Pass-Through Certificates, Series 2005-C

By:    /s/  Thomas Musarra

Name: Thomas Musarra

Title:  Vice President

Schedule I
380724

Period Begin	Period End	Notional Amount	Payment Dates
29-Aug-05	28-Sep-05	23,160,068.00	27-Sep-05
28-Sep-05	28-Oct-05	22,780,207.00	27-Oct-05
28-Oct-05	28-Nov-05	22,406,575.00	25-Nov-05
28-Nov-05	28-Dec-05	22,039,072.00	27-Dec-05
28-Dec-05	30-Jan-06	21,677,596.00	27-Jan-06
30-Jan-06	28-Feb-06	21,322,049.00	27-Feb-06
28-Feb-06	28-Mar-06	20,972,334.00	27-Mar-06
28-Mar-06	28-Apr-06	20,628,354.00	27-Apr-06
28-Apr-06	30-May-06	20,290,017.00	26-May-06
30-May-06	28-Jun-06	19,957,228.00	27-Jun-06
28-Jun-06	28-Jul-06	19,629,898.00	27-Jul-06
28-Jul-06	28-Aug-06	19,307,937.00	25-Aug-06
28-Aug-06	28-Sep-06	18,991,256.00	27-Sep-06
28-Sep-06	30-Oct-06	18,679,769.00	27-Oct-06
30-Oct-06	28-Nov-06	18,373,392.00	27-Nov-06
28-Nov-06	28-Dec-06	18,072,039.00	27-Dec-06
28-Dec-06	29-Jan-07	17,775,629.00	26-Jan-07
29-Jan-07	28-Feb-07	17,484,080.00	27-Feb-07
28-Feb-07	28-Mar-07	17,197,314.00	27-Mar-07
28-Mar-07	30-Apr-07	16,915,251.00	27-Apr-07
30-Apr-07	29-May-07	16,637,814.00	25-May-07
29-May-07	28-Jun-07	16,364,927.00	27-Jun-07
28-Jun-07	30-Jul-07	16,096,516.00	27-Jul-07
30-Jul-07	28-Aug-07	15,832,508.00	27-Aug-07
28-Aug-07	28-Sep-07	15,572,830.00	27-Sep-07
28-Sep-07	29-Oct-07	15,317,411.00	26-Oct-07
29-Oct-07	28-Nov-07	15,066,181.00	27-Nov-07
28-Nov-07	28-Dec-07	14,819,072.00	27-Dec-07
28-Dec-07	28-Jan-08	14,576,016.00	25-Jan-08
28-Jan-08	28-Feb-08	14,336,946.00	27-Feb-08
28-Feb-08	28-Mar-08	14,101,797.00	27-Mar-08
28-Mar-08	28-Apr-08	13,870,505.00	25-Apr-08
28-Apr-08	28-May-08	13,643,007.00	27-May-08
28-May-08	30-Jun-08	13,419,240.00	27-Jun-08
30-Jun-08	28-Jul-08	13,199,144.00	25-Jul-08
28-Jul-08	28-Aug-08	12,982,657.00	27-Aug-08
28-Aug-08	29-Sep-08	12,769,721.00	26-Sep-08
29-Sep-08	28-Oct-08	12,560,277.00	27-Oct-08
28-Oct-08	28-Nov-08	12,354,268.00	26-Nov-08
28-Nov-08	29-Dec-08	12,151,639.00	26-Dec-08
29-Dec-08	28-Jan-09	11,952,333.00	27-Jan-09
28-Jan-09	2-Mar-09	11,756,296.00	27-Feb-09
2-Mar-09	30-Mar-09	11,563,474.00	27-Mar-09
30-Mar-09	28-Apr-09	11,373,814.00	27-Apr-09
28-Apr-09	28-May-09	11,187,266.00	27-May-09
28-May-09	29-Jun-09	11,003,777.00	26-Jun-09
29-Jun-09	28-Jul-09	10,823,298.00	27-Jul-09
28-Jul-09	28-Aug-09	10,645,778.00	27-Aug-09
28-Aug-09	28-Sep-09	10,471,171.00	25-Sep-09
28-Sep-09	28-Oct-09	10,299,427.00	27-Oct-09
28-Oct-09	30-Nov-09	10,130,500.00	27-Nov-09
30-Nov-09	28-Dec-09	9,964,344.00	24-Dec-09
28-Dec-09	28-Jan-10	9,800,913.00	27-Jan-10
28-Jan-10	1-Mar-10	9,640,162.00	26-Feb-10
1-Mar-10	29-Mar-10	9,482,048.00	26-Mar-10
29-Mar-10	28-Apr-10	9,326,528.00	27-Apr-10
28-Apr-10	28-May-10	9,173,558.00	27-May-10
28-May-10	28-Jun-10	9,023,097.00	25-Jun-10
28-Jun-10	28-Jul-10	8,875,104.00	27-Jul-10
28-Jul-10	28-Aug-10	8,729,538.00	27-Aug-10